BancorpSouth

Cautionary Statement

A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of BancorpSouth's plans, goals, objectives, expectations, projections, estimates, intentions, future performance and business of BancorpSouth, including, without limitation, (i) statements relating to the transaction with Pinnacle Bancshares, Inc. and First Land and Investment Co., acquisition strategy and the use of capital, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond BancorpSouth's control). Factors that might cause BancorpSouth's financial performance to differ materially from the plans, goals, objectives, expectations and intentions expressed in such forward looking statements include, but are not limited to: (i) revenues may be lower than expected, deposit attrition, operating cost or customer loss and business disruption may be greater than expected; (ii) competitive pressures among depository and other financial institutions may increase significantly; (iii) cost or difficulties related to the integration of the business of BancorpSouth, Pinnacle Bancshares and First Land and Investment Co. may be greater than expected; (iv) the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base, (v) changes in BancorpSouth's operating or expansion strategy, (vi) changes in interest rate environment may reduce margins; (vii) general economic or business conditions, either nationally or in the states or regions in which BancorpSouth does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) legislative or regulatory changes may adversely affect the business in which BancorpSouth is engaged; and (ix) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward looking statements is included in BancorpSouth's current and subsequent filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update any forward-looking statement, written or oral.

BancorpSouth Profile

- Six state regional bank holding company
- Market share leader in Mississippi
- $9.9 billion in assets – 49th largest
- $8.3 billion in deposits – 45th largest
- $1.6 billion market capitalization – 54th largest

Source: SNL DataSource, SEC/Public - All banks, 06/02

Six State Regional Bank



Memphis
Little Rock
Huntsville
Atlanta
Tupelo
Birmingham
El Dorado
Texarkana
Dallas
Shreveport
Jackson
Biloxi
Houston

BancorpSouth

Demographics

- Northern Mississippi is the manufacturing and health care center of Mississippi
  - Cooper Tire, Eljer Plumbing, Viking Range, True Temper, Furniture Brands, North Mississippi Medical Center
- Central Mississippi home to Peavy Electronics and Nissan's newest assembly plant
- Gulf coast of Mississippi home to Ingalls Shipbuilding
- Mississippi has the third largest gaming industry
- Arkansas is home to Wal-mart, Dillard's, Alltel, Murphy Oil, J. B. Hunt, and other large entities

Growth Strategies

- Higher growth areas funded by areas with lower cost deposits
- Introduction of fee income products in new areas
- Leveraging systems support across broader area
- Only looking at strategic or in-market opportunities

BancorpSouth Deposit Growth vs. Select Markets

		Three Year CAGR		
	Deposits & REPO's	BancorpSouth Growth*	Market Growth**	BancorpSouth Market Share**
Gulf Coast, MS	401,662	15.40%	5.13%	9.64%
Jackson, MS	335,098	14.69%	1.10%	10.69%
Tupelo, MS	530,250	8.07%	-0.33%	48.43%
Hattiesburg, MS	456,942	4.69%	-3.47%	34.18%
Shreveport, LA	194,876	25.04%	2.74%	3.69%
Texarkana, AR-TX	288,216	22.35%	4.10%	20.08%
Nacogdoches, TX	319,526	10.84%	4.64%	29.70%
Monroe, LA	91,806	7.29%	6.12%	4.68%
Memphis, TN	491,854	14.74%	8.87%	3.47%
Jackson, TN	355,860	6.72%	4.54%	26.73%
Fort Smith, AR	562,001	6.23%	4.70%	18.91%
Opelika, AL	142,001	5.17%	5.45%	12.95%

*BancorpSouth Deposits & REPO's Avg. Jun-02 vs. Avg. Jun-99 **Market Share Data FDIC Jun-01

BancorpSouth

Growth Strategy - Illustrated

	Impact of First United Merger	
	June 30, 2000	June 30, 2002
Assets	$6.0	$9.9
Loans	$4.2	$6.3
Retail Funding	$5.2	$8.5
Locations	157	250
States	3	6
% Deposits & REPO's in Mississippi	71%	50%

Dollars in billions

Merger Strategy

- Only looking at strategic or in-market opportunities
  - First United
  - Pinnacle Bancorp
  - First Land and Investments

EPS Trend



CAGR 19.37%
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.11
0.15
0.27
0.28
0.26
0.38
0.36
0.38
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
FUB Merger Costs
Expense Reductions

BancorpSouth

Net Interest Margin


4.90%
4.70%
4.50%
4.30%
4.10%
3.90%
3.70%
3.50%
4.28%
4.30%
3.99%
4.03%
4.01%
3.88%
4.00%
4.11%
4.38%
4.30%
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02

BancorpSouth

Non-Interest Revenue


As Reported
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
23,567
10,052
27,949
31,991
26,734
41,959
33,476
31,409
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Revenue in thousands

BancorpSouth

Non-Interest Revenue


Excluding Mortgage Lending and Securities Gains (Losses)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
21,327
23,701
26,398
24,850
24,253
25,276
27,946
27,622
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Revenue in thousands

BancorpSouth

Non-Interest Revenue


Mortgage Lending and Securities Gains (Losses) Only
$9,500.0
$7,500.0
$5,500.0
$3,500.0
$1,500.0
-$500.0
-$2,500.0
-$4,500.0
-$6,500.0
First United Securities Restructuring
(15,549.5)
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Impairment
Servicing
Production
Securities Gains (Losses)

BancorpSouth Insurance Services, Inc.

- Annuity products
- Long-term care
- Life products
- Property and Casualty



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
3,530
4,033
3,735
4,863
6,783
5,429
5,147
5,284
5,690
5,925
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Revenue in Thousands

BancorpSouth

Credit Quality Trends

	Quarter Ended					
	3/31/2001	6/30/2001	9/30/2001	12/31/2001	3/31/2002	6/30/2002
Non-Performing Assets	$21.3	$22.9	$22.4	$26.6	$26.4	$31.1
Accruing Loans 90 Days Past Due	$22.3	$25.9	$39.8	$33.0	$30.8	$28.8
NPA's + 90's	$43.6	$48.8	$62.2	$59.6	$57.2	$59.9
NPA's / Assets	0.23%	0.25%	0.24%	0.28%	0.27%	0.31%
NPA's + 90's/ Assets	0.47%	0.53%	0.66%	0.63%	0.58%	0.60%
NPA's / Net Loans + REO	0.23%	0.25%	0.24%	0.28%	0.27%	0.31%
Net Charge Offs	0.36%	0.30%	0.34%	0.40%	0.39%	0.38%
Reserve Coverage						
NPL's + 90's	224%	207%	156%	190%	210%	206%
Non-Accrual Loans	664%	625%	624%	768%	876%	654%

NPA = Nonaccrual and renegotiated loans, and real estate owned
NPL = Nonaccrual, renegotiated and 90 days past due loans

Geographic Diversification of Loan Portfolio

6/30/2002


13%
6%
55%
7%
15%
4%
Arkansas
Louisiana
Mississippi
Tennessee
Texas

BancorpSouth

Loan Portfolio

6/30/02


29%
11%
36%
18%
6%
Construction & Land
Commercial
Commercial Mortgages
Consumer
Residential Mortgages

BancorpSouth

Loan Commitment Segmentation

6/30/2002

Segment	No. of Loans	Segment Total
Over $20MM	1	$ 21,660,000
$15MM to $20MM	1	$ 16,987,817
$10MM to $14.9MM	10	$ 112,049,714
$5MM to $9.9MM	32	$ 208,113,261

Average Loan Size	$ 29,935

BancorpSouth

Efficiency

- One bank
- Common data processing system
- Local decision making

Efficiency Ratio



0.66
0.65
0.64
0.63
0.62
0.61
0.60
0.59
0.58
0.57
0.56
0.55
0.59
0.59
0.64
0.62
0.59
0.58
1998
1999
2000
2001
Q1-02
Q2-02
FUB Merger Costs
Expense Reductions

Year-End 1998 – 2001, QTD 2002

BancorpSouth

Capital Management

- Stock repurchase program
  - 4,425,105 shares repurchased under the repurchase program as of June 30, 2002
    - 801,000 and 658,990 shares repurchased in Q1-02 and Q2-02, respectively
- $125 Million Trust Preferred Securities issued 1/28/02
  - The lowest rate for its class on issue at 8.15%
  - Moody's debt rating upgraded to baa1
- Cash dividends have increased every year since 1983

Dividend Growth



$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
Cash Dividend

BancorpSouth

ROE Trends


18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
4.98%
6.35%
11.46%
11.66%
10.85%
15.38%
14.77%
15.13%
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
FUB Merger Costs
QTD ROE

BancorpSouth

BancorpSouth Summary

- What you see is what you get
  - No derivatives
  - No SPE's
  - SAR's always reflected in earnings